THE MAXUS FUNDS

Dear Shareholder:

For the first six months of 1997, each of The Maxus Funds continued to demonstrate excellent relative total return performance. At the same time, both Alan Miller and I have been keenly aware that the most visible investment markets , attracting both capital appreciation and income oriented investors, appear to be exceeding most historic measures of value. Within the context of the very positive global demand for all things American, and the exceptional productivity of the American economy, we continue to remain cautious.

Why caution in the light of the very positive economic environment and exceptional performance the markets have demonstrated for most of the past 15 years? My conclusions are based upon the relative comparisons between economic growth and investor expectations, and the growing disparity I see in the numbers.

The growth rate in gross domestic product alone is not the power point of investor enthusiasm. The U.S. economy is growing at less than 3% annually and, based upon the historic ratio between the annual growth in domestic product to the level of stock prices, the expectation for the DJIA in 1997 should be more like 4000 instead of 8000 or 9000. In fact, forecasters during most of the 20th century would base their predictions of market performance on their forecast of economic growth, i.e. the higher the growth rate, the higher earnings would apt to be, and the higher the market should go. For example, in the late 1980's the argument for 30 and 40 multiples in the Japanese stock market centered around the 12% to 15% annual growth in the Japanese economy, and the extrapolation of normalized earnings to the year 2000. When Japanese growth in domestic product declined as competition heated up in the rest of Asia, the market fell precipitously, and today, after nearly 10 years it still remains at only 60% of an all-time high in 1989.

For the past five years, market forecasters here in the United States have based their predictions primarily on the earnings growth resulting from increasing productivity and increasing profit margins. Fed Chairman Greenspan has recently stated what I have been saying all along, i.e. potential growth in GDP is higher than the consensus forecast because of hidden productivity, and therefore price inflation should continue to be subdued and profitability should continue to increase. Unlike the topline growth in domestic product, however, productivity gains, in and of themselves, create practical limitations on earnings growth and extrapolating past earnings growth could be a very dangerous exercise for investors.

The gains in productivity have resulted primarily through corporate downsizing and the replacement of antiquated machines and workers with high technology capital. To date, neither labor nor the consumer have enjoyed much of the gain, although price inflation has remained subdued and greater job opportunities has resulted in the process. While American workers have been more concerned with holding onto their jobs than with wage negotiations, sooner or later they are apt to demand a greater piece of the pie. Likewise, while price inflation at the consumer level appears almost non-existent across many industries, the entry of additional players into high margin businesses and/or the competitive global marketplace, should continue to put downward pressure on prices. Either way, profit margins are apt to get squeezed and corporate profitably may well begin to decline. Finally, downsizing almost by definition has its practical limitations, and the cost benefits of replacing antiquated capital equipment will begin to diminish over time, i.e. most equipment is depreciated over 5 to 7 years and replacing it before it is fully depreciated results in increasing costs to corporations.

I have argued that much of the enthusiasm for stocks in recent years has been the result of productivity increases and its effect of transforming the economy from its historic cycles (where corporate earnings tend to fluctuate in a cyclical pattern) to a more growth oriented trendline (where earnings tend to rise every year). Growth tends to hold the market at a higher multiple, and low interest rates tend to reinforce that multiple going forward. While this can explain why the DJIA should be at 6000 instead of 4000, there isn't any good explanation to explain why it should be at 8000 or 10000.

Moreover, the practical limitations imposed by downsizing and productivity gains are already showing up. From 15% earnings gain for American corporations in 1996, the consensus forecast projects 10% gains in 1997. The best guess for 1998 is 5%. If we ignore this trend toward lower (or perhaps even negative) earnings growth, and hold to the rosy scenario that growth will average 10% annually over the next five years, corporate earnings will double their current level. In the light of a low GDP growth, a fully employed economy and the ultimate profit squeeze resulting from past productivity gains, it is hard to imagine that this scenario will develop that smoothly. But I will make the assumption nevertheless.

Anyone investing in today's market is doing so with a five year horizon. If the expectation is for an annual 20% growth in the value of their portfolio, on June 30, 2002, the average market multiple for the S&P 500 will be over 40 times. Even a 15% annual growth in portfolio value would be that multiple at 30 times. This is a far cry from the 14 times multiple the stock market has averaged for almost all of the 20th century, and places a great deal of faith in our economy's ability to regain topline growth, keep global competitors out of our markets and, to the exclusion of both labor and the consumer, maintain the productivity gains for top executives and shareholders; then again, blind faith is the stuff by which bull markets survive.

The Maxus Funds will continue to look for investments which appear to be of high quality, and where the underlying cash flow, earnings prospects and private market evaluations all suggest that we are buying good value. At this juncture our goal is to achieve, on a relative basis, a B+ in upward market spikes, an A in flat markets, and an A+ if the market should decline.


Richard A Barone

The Maxus Equity Fund

During the first six months of 1997, The Maxus Equity Fund produced a 17.26% return for its investors. This matched almost exactly the return of the Russell 3000, a capitalization-weighted index which measures the performance of the 3,000 largest U. S. corporations. Maxus Equity managed to provide these returns in spite of its risk averse position, its low beta, its high cash position and its value oriented investment style. Moreover, less than 20% of all equities were able to match this index.

In fact, these risk averse characteristics have gained The Maxus Equity Fund the coveted 5-star ranking by Morningstar. Unlike the Maxus Income Fund, Morningstar has correctly categorized Maxus Equity as an equity fund. Going forward, there is no guarantee that Maxus Equity will continue to demonstrate a low beta relative to the market, but in a stock market where high historic multiples are the norm, this is our goal.

The major focus of our value approach continues to be on companies which have high free cash flow relative to the share price, high underlying business value and good earnings prospects. There are a variety of other characteristics we look for in our investments. Companies with low debt to equity are favored, as are companies where we believe the stock price in the future may be event driven, e.g. a merger, buy out, spin off, etc. Finally, we insiders tend to be value investors, so we attempt to own companies where the ratio of insider buys to sells is clearly positive.


Richard A Barone

Maxus Equity Fund
                                                         Schedule of Investments
                                                       June 30, 1997 (unaudited)
--------------------------------------------------------------------------------
Shares/Principal Amount                       Cost    Market Value   % of Assets
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
  25,000  Airtouch Communications*          629,625      687,500
  37,500  Bel Fuse*                         430,647      499,219
  10,000  GTE                               434,350      438,750
  88,600  Intergraph                        616,487      753,100
  30,000  Tech Sym                          841,863    1,001,250
$400,000  Unisys 8.25% Conv Due 8-1-00      388,877      403,166
  32,300  VLSI Technology*                  413,801      763,087
                                          ---------    ---------
                                          3,755,650    4,546,072        9.72%
INFRASTRUCTURE
  15,000  Ameron                            514,513      849,375
  17,000  Corrpro*                          132,683      161,500
 132,800  Foster L. B.*                     512,856      581,000
  45,000  Lamson & Sessions                 332,938      374,063
                                          ---------     --------
                                          1,492,990    1,965,938        4.20%
MACHINERY & EQUIPMENT
  24,500  Flowserve                         595,333      716,625
  30,000  Snap on Tools                     861,200    1,181,250
   8,000  Walbro Capital Trust Conv         200,000      229,000
                                          ---------    ---------
                                          1,656,533    2,126,875        4.55%
MEDICAL SERVICES & SUPPLIES
  20,000  Becton Dickinson                  359,650    1,012,500
  19,000  Invacare                          399,953      444,125
  13,500  Mckesson                          578,558    1,046,250
                                          ---------    ---------
                                          1,338,161    2,502,875        5.35%
REAL ESTATE
  17,000  Alexander & Baldwin               425,833      444,125
  88,000  Crown American Realty Trust       689,305      814,000
  35,000  MGI Properties                    480,393      772,188
  25,000  Public Storage 8.25% Conv Pfd X   652,478    1,225,000
  10,000  St Joe Corp                       579,110      837,500
                                           ---------   ---------
                                           2,827,119   4,092,813         8.75%
CONSUMER PRODUCTS
  50,000  Donna Karan                        508,625     556,250
 100,000  Jan Bell Marketing*                221,910     243,750
  45,000  Limited                            798,950     911,250
 105,000  Michael Anthony Jewelers*          303,378     420,000
  12,500  Movado Group                       247,788     318,750
 200,000  Royal Appliance*                   610,810   1,712,500
  24,400  Standard Motor Products            335,128     335,500
  44,600  Universal Electronics*             225,274     301,050
                                           ---------   ---------
                                           3,251,863   4,799,050       10.26%
BASIC MATERIALS
  15,000  Minerals Technologies              520,650     562,500        1.20%

Entertainment
1,200,000 Time Warner % Conv Due 6-22-13     581,999     552,000        1.18%

ENVIRONMENT
  15,200  Dionex*                            242,016     779,000
  50,000  International Tech                 396,513     381,250
  55,000  National Patent Dev                421,625     429,688

    The accompanying notes are an integral part of the financial statements.

  50,800  Weston Roy F*                      207,782     152,400
                                           ---------   ---------
                                           1,267,936   1,742,338        3.72%
FINANCIAL SERVICES
  20,000  American Express                   848,750   1,490,000
  15,000  Cincinnati Financial               858,925   1,185,000
  20,000  First Chicago NBD                  525,381   1,210,000
  30,000  Lehman Brothers Holdings           651,175   1,215,000
  10,000  Salomon                            361,300     556,250
                                           ---------   ---------
                                           3,245,531   5,656,250       12.09%
UTILITIES
  16,000  Central VT Pub Svc                 196,920     177,000
  30,000  Citizens Utilities Class B         283,925     258,750
                                             -------     -------
                                             480,845     435,750        0.93%
INDUSTRIAL PRODUCTS
  35,000  Algoma Steel*                      114,713     208,359
  17,000  Armco 3.625% Cum Conv Pfd          831,475     724,625
  10,000  Dow Chemical                       797,475     868,750
  10,000  NCH                                558,350     625,000
  22,100  Schulman A                         413,314     544,212
  30,000  Timken                             524,175   1,066,875
  20,000  Worthington Inds                   366,250     366,250
                                           ---------   ---------
                                           3,605,752   4,404,071        9.42%
PRODUCT DISTRIBUTION
  28,000  Bell Industries                    534,248     525,000
  10,000  Applied Indl Technologies          299,350     360,000
 250,000  Petrie Stores Liquidating Trust*   805,473     781,250
  70,800  Pioneer Std Electronics            833,360     955,800
                                           ---------   ---------
                                           2,472,431   2,622,050        5.61%
CLOSED END GLOBAL EQUITY FUNDS
  40,000  Emerging Markets
            Telecommunications               682,162     750,000
  55,000  Emerging Markets Infrastructure    582,713     752,813
 100,000  First Australia                    887,394     887,500
  50,000  New Germany                        604,125     787,500
                                           ---------   ---------
                                           2,756,394   3,177,813        6.79%
U.S. GOVERNMENT SECURITIES
2,500,000 US Treasury 6.00%, 8-31-97       2,500,786   2,501,172        5.35%

          Total Investments               31,754,610  41,687,567       89.12%

          Other Assets Less Liabilities                5,089,511       10.88%

          Net Assets - Equivalent to $18.65 per
          share on 2,507,738shares of capital         46,777,078      100.00%
          stock outstanding                           ==========      =======


         * Non-Income Producing

    The accompanying notes are an integral part of the financial statements.

Maxus Equity Fund
                                               STATEMENT OF ASSETS & LIABILITIES
                                                       JUNE 30, 1997 (UNAUDITED)
Assets:
  Investment Securities at Market Value
    (Identified Cost - $31,754,640)                                 $41,687,567
  Cash                                                                5,963,357
  Receivables:
    Investment Securities Sold                                                0
    Dividends and Interest                                              159,748
                                                                     -----------
        Total Assets                                                 47,810,672
Liabilities
  Payables:
    Investment Securities Purchased                                     926,479
    Shareholder Distributions                                            28,729
    Accrued Expenses                                                     78,386
                                                                      ----------
       Total Liabilities                                              1,033,594
Net Assets                                                          $46,777,078
Net Assets Consist of:
  Capital Paid In                                                    34,401,045
  Undistributed Net Investment Income                                  (154,349)
  Accumulated Realized Gain (Loss) on Investments - Net               2,597,455
  Unrealized Appreciation in Value
    of Investments Based on Identified Cost - Net                     9,932,927
                                                                    ------------
Net Assets, for 2,507,738 Shares Outstanding                        $46,777,078
Net Asset Value and Redemption Price
    Per Share ($46,777,078/2,507,738 shares)                             $18.65
Offering Price Per Share                                                 $18.65

                                                         STATEMENT OF OPERATIONS
                                                       JUNE 30, 1997 (UNAUDITED)
Investment Income:
    Dividends                                                          $393,467
    Interest                                                            176,601
                                                                       ---------
       Total Investment Income                                          570,068
Expenses
    Registration Expense                                                 13,624
    Trustee Fees (Note 3)                                                   400
    Accounting and Pricing                                               20,254
    Custody                                                              11,486
    Distribution Plan Expenses                                          105,073
    Audit                                                                12,980
    Legal                                                                 4,679
    Management Fees (Note 2)                                            210,146
    Printing & Other Miscellaneous                                       19,461
                                                                        --------
        Total Expenses                                                  398,103
Net Investment Income                                                   171,965
Realized and Unrealized Gain (Loss) on Investments
    Realized Gain (Loss) on Investments                               2,631,481
    Capital Gains from Mutual Funds                                           0
    Unrealized Gain (Loss) from Appreciation
      (Depreciation) on Investments                                   4,091,728
                                                                      ----------
Net Realized and Unrealized Gain (Loss) on Investments                6,723,209

Net Increase (Decrease) in Net Assets from Operations                $6,895,174
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

Maxus Equity Fund
                                              STATEMENT OF CHANGES IN NET ASSETS
                                                       JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
                                                          01/01/97    01/01/96
                                                             to          to
                                                          06/30/97    12/31/96
--------------------------------------------------------------------------------
From Operations:
    Net Investment Income $171,965 $620,573
    Net Realized Gain (Loss) on Investments 2,631,481 2,437,747
    Net Unrealized Appreciation (Depreciation) 4,091,728 3,419,289
    Increase (Decrease) in Net Assets from Operations 6,895,174 6,477,609
From Distributions to Shareholders
    Net Investment Income (326,495) (620,392)
    Net Realized Gain (Loss) from Security Transactions(5,342) (2,436,220)
    Net Increase (Decrease) from Distributions (331,837) (3,056,612)
From Capital Share Transactions:
    Proceeds From Sale of 360,048 Shares 6,111,209 12,447,924
    Net Asset Value of 16,002 Shares Issued
       on Reinvestment of Dividends 278,026   2,637,296
    Cost of 291,061 Shares Redeemed (4,940,197) (11,328,765)

                                                            1,449,038 3,756,455
Net Increase in Net Assets 8,012,375 7,177,452
Net Assets at Beginning of Period
    (including undistributed net investment
    income of $181 and $0, respectively) 38,764,703 31,587,251
Net Assets at End of Period (including
    undistributed net investment income
    of $0 and $181, respectively) $46,777,078 $38,764,703


                                                            FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout the period:

                                               01/01/97    01/01/96    01/01/95    01/01/94    01/01/93
                                                  to          to          to          to          to
                                               06/30/97    12/31/96    12/31/95    12/31/94    12/31/93
                                               --------    --------    --------    --------    --------
Net Asset Value -
    Beginning of Period                         $16.00      $14.57      $12.95      $13.60      $12.29
Net Investment Income                             0.07        0.27        0.30        0.25        0.13
Net Gains or Losses on Securities
    (realized and unrealized)                     2.71        2.50        2.60       (0.17)       3.13
                                                  ----        ----        ----       ------       ----
Total from Investment Operations                  2.78        2.77        2.90        0.08        3.26
Dividends
    (from net investment income)                 (0.13)      (0.27)      (0.27)      (0.22)      (0.12)
Distributions (from capital gains)                0.00       (1.07)      (1.01)      (0.51)      (1.83)
Return of Capital                                 0.00        0.00        0.00        0.00        0.00
                                                 ------      ------      ------      ------      ------
    Total Distributions                          (0.13)      (1.34)      (1.28)      (0.73)      (1.95)
Net Asset Value -
    End of Period                               $18.65      $16.00      $14.57      $12.95      $13.60
Total Return                                     17.45%      19.13%      22.43%       0.59%      24.51%
Ratios/Supplemental Data
Net Assets -
    End of Period (Thousands)                   46,777      38,765      31,576      17,018      11,343
Ratio of Expenses to Average Net Assets           1.87%*      1.90%       1.96%       2.00%       2.61%
Ratio of Net Income to Average Net Assets         1.71%       2.01%       1.82%       0.91%       0.81% *
Portfolio Turnover Rate                             79% *      111%        173%        184%        175%
*Annualized

    The accompanying notes are an integral part of the financial statements.

Maxus Equity Fund
                                                   Notes to Financial Statements
                                                       June 30, 1997 (unaudited)

1.   SIGNIFICANT  ACCOUNTING  POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated July 12, 1989. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilites and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   INVESTMENT  ADVISORY  AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

3.   RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $210,146 in investment advisory fees during the six months ended June 30, 1997. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $105,073 for distribution expenses. Maxus Information Systems received fees totaling $11,486 for services rendered to the Fund for the six months ended June 30, 1997. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $107,276 for the six months ending June 30, 1997.

     At June 30, 1997, Maxus Securities Corp owned 20,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

4.   CAPITAL  STOCK  AND  DISTRIBUTION
     At June 30, 1997 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $34,401,045. Transactions in common stock were as follows:

Shares sold                                                              360,048
Shares issued to shareholders in reinvestment of dividends                16,002
                                                                         -------
                                                                         376,050
Shares redeemed                                                          291,061
                                                                         -------
Net Increase                                                              84,989
Shares Outstanding:
    Beginning of Period                                                2,422,749
                                                                       ---------
    End of Period                                                      2,507,738
                                                                       =========

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   PURCHASES AND SALES OF SECURITIES
     During the six months ended June 30, 1997, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $16,796,638 and $20,224,314 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $500,234 respectively.

6.   FINANCIAL INSTRUMENTS DISCLOSURE
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1997.

7.   SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 1997 was the same as identified cost.

     At June 30, 1997, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation           (Depreciation)          Net Appreciation (Depreciation)
  ------------           --------------          -------------------------------
   10,353,133              (420,206)                        9,932,927

                                 THE MAXUS FUNDS
                 28601 Chagrin Boulevard, Cleveland, Ohio 44122
                                 (216) 292-3434

                               INVESTMENT ADVISOR
                           Maxus Asset Management Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                BOARD OF TRUSTEES
                                Richard A. Barone
                                 N. Lee Dietrich
                             Sanford A. Fox, D.D.S.
                                Burton D. Morgan
                                  Jerry Murphy
                                Michael A. Rossi
                           Robert A. Schenkelberg, Jr.

                                    OFFICERS
                           Richard A. Barone, Chairman
                        James C. Onorato, Vice-President
                           Robert W. Curtin, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                          Maxus Information Systems Inc
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                   DISTRIBUTOR
                              Maxus Securities Corp
                             28601 Chagrin Boulevard
                              Cleveland, Ohio 44122

                                  LEGAL COUNSEL
                     Benesch, Friedlander, Coplan & Aronoff
                            2300 BP America Building
                                200 Public Square
                           Cleveland, Ohio 44114-2378

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145
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